Exhibit 99.1

Enterprise Products Partners L.P. Prices

Public Unit Offering

Houston, Texas (Tuesday, November 5, 2013) – Enterprise Products Partners L.P. (NYSE: EPD) today announced that it has priced a public offering of 8,000,000 common units representing limited partner interests in the partnership at a public offering price of $62.05 per common unit. Enterprise has also granted the underwriters a 30-day option to purchase up to 1,200,000 additional common units to cover over-allotments, if any. Enterprise will use the net proceeds from this offering, including any exercise of the over-allotment option by the underwriters, for general partnership purposes, which may include repayment of debt, including the repayment of amounts outstanding under its multi-year revolving credit facility, 364-day credit agreement or commercial paper program, working capital, capital expenditures (including a portion of growth capital expenditures for the remainder of 2013 and 2014) and acquisitions.

Barclays, BofA Merrill Lynch, J.P. Morgan, Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, Citigroup, Credit Suisse, Deutsche Bank Securities, Raymond James and RBC Capital Markets are joint book-running managers for the offering. An investor may obtain a free copy of the prospectus as supplemented by visiting EDGAR on the SEC website at www.sec.gov. A copy of the preliminary prospectus supplement and related base prospectus may also be obtained from the underwriters as follows:

Barclays

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

Toll-free number: (888) 603-5847

Barclaysprospectus@broadridge.com

BofA Merrill Lynch

Attn: Prospectus Department

222 Broadway

New York, NY 10038

Email: dg.prospectus_requests@baml.com

J.P. Morgan

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Toll-free number: (866) 803-9204

Morgan Stanley

Attn: Prospectus Dept.

180 Varick Street, 2nd floor,

New York, NY 10014

Toll-free number: (866) 718-1649

prospectus@morganstanley.com

UBS Investment Bank

Attn: Prospectus Dept.

299 Park Avenue

New York, NY 10171

Toll-Free number: (888) 827-7275

Wells Fargo Securities

Attention: Equity Syndicate Dept.

375 Park Ave.

New York, NY 10152

Toll-free number: (800) 326-5897

Email: cmclientsupport@wellsfargo.com

Citigroup

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

Toll-free number: (800) 831-9146

batprospectusdept@citi.com

Credit Suisse

c/o Prospectus Department

One Madison Avenue, Level B1

New York, NY 10010

Newyork.prospectus@credit-suisse.com

Toll-Free: (800) 221-1037

Deutsche Bank Securities

Attention: Prospectus Group

60 Wall Street

New York, NY 10005-2836

Telephone: (800) 503-4611

Email: prospectus.CPDG@db.com

Raymond James

Attention: Raymond James & Associates

Attn: Equity Syndicate

880 Carillon Parkway

St. Petersburg, FL 33716

Telephone: (800) 248-8863

RBC Capital Markets

Attn: Equity Syndicate

Three World Financial Center

200 Vesey Street, 8th Floor

New York, NY 10281-8098

Telephone: (877) 822-4089

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the common units described herein, nor shall there be any sale of these common units in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering is being made only by means of a prospectus and related prospectus supplement, which are part of an effective registration statement.

Enterprise Products Partners L.P. is one of the largest publicly traded partnerships and a leading North American provider of midstream energy services to producers and consumers of natural gas, NGLs, crude oil, refined products and petrochemicals. Our services include: natural gas gathering, treating, processing, transportation and storage; NGL transportation, fractionation, storage and import and export terminals (including LPG); crude oil gathering, transportation, storage and terminals; offshore production platforms; petrochemical and refined products transportation and services; and a marine transportation business that operates primarily on the United States inland and Intracoastal Waterway systems and in the Gulf of Mexico. The partnership’s assets include approximately 51,000 miles of onshore and offshore pipelines; 200 million barrels of storage capacity for NGLs, petrochemicals, refined products and crude oil; and 14 billion cubic feet of natural gas storage capacity.

Contacts: Randy	Burkhalter, Investor Relations (713) 381-6812 or (866) 230-0745

 Rick Rainey, Media Relations (713) 381-3635

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